Consolidated Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Operating expenses:
Research and development	$ 41,364	$ 36,966
General and administrative	16,651	7,682
Total operating expenses	58,015	44,648
Loss from operations	(58,015)	(44,648)
Other income, net:
Change in fair value of SAFE liabilities	(3,610)	1,255
Loss on issuance of SAFEs	0	(255)
Interest income	4,261	581
Interest expense	(107)	(152)
Other expense	(511)	396
Total other income, net	33	1,825
Net loss	(57,982)	(42,823)
Other comprehensive loss:
Foreign currency translation adjustment	9	(11)
Comprehensive loss	$ (57,973)	$ (42,834)
Net loss per share, basic	$ (6.83)	$ (33.76)
Net loss per share, diluted	$ (6.83)	$ (33.76)
Weighted-average common shares outstanding, basic	8,490,171	1,268,512
Weighted-average common shares outstanding, diluted	8,490,171	1,268,512